SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a party other than the Registrant [   ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                               DRYCLEAN USA, Inc.
                               ------------------
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

         1)      Title of each class of securities to which transaction applies:

         2)      Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         4)      Proposed maximum aggregate value of transaction:

         5)      Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

         2)       Form, Schedule or Registration Statement No.:

         3)       Filing Party:

         4)       Date Filed:

                               DRYCLEAN USA, INC.
                              290 N.E. 68TH STREET
                              MIAMI, FLORIDA 33138

                                 --------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 9, 2001

                                 --------------

                                                                  Miami, Florida
                                                                October 12, 2001

To the Stockholders of
DRYCLEAN USA, Inc.:

         NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of Stockholders of DRYCLEAN USA, Inc., a Delaware corporation (the "Company"), will be held on Friday, November 9, 2001, at 11:00 A.M., Eastern standard time, at the offices of the Company and the Company's subsidiary, Steiner-Atlantic Corp., 290 N.E. 68th Street, Miami, Florida, for the purpose of considering and acting upon the following matters:

         (1) The election of seven (7) directors to serve until the next annual meeting of stockholders and until the election and qualification of their respective successors; and

         (2) The transaction of such other business as may properly be brought before the meeting or any adjournments or postponements thereof.

         The Board of Directors has fixed the close of business on September 28, 2001 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting.

                                             By Order of the Board of Directors,

                                                         Lloyd Frank,
                                                          Secretary

THE RETURN OF YOUR SIGNED PROXY AS PROMPTLY AS POSSIBLE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING. NO POSTAGE IS REQUIRED IF THE PROXY IS RETURNED IN THE ENCLOSED ENVELOPE AND MAILED IN THE UNITED STATES.

                               DRYCLEAN USA, INC.
                              290 N.E. 68TH STREET
                              MIAMI, FLORIDA 33138

                                ----------------

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 9, 2001

                                ----------------


                                  INTRODUCTION

         This Proxy Statement, to be mailed to stockholders on or about October 12, 2001, is furnished in connection with the solicitation by the Board of Directors of DRYCLEAN USA, Inc., a Delaware corporation (the "Company"), of proxies in the accompanying form (the "Proxy" or "Proxies") for use at the 2001 Annual Meeting of Stockholders of the Company (the "Meeting") to be held on Friday, November 9, 2001, and at any adjournments or postponements thereof. The Meeting will be held at the place and time stated in the notice attached hereto.

         All Proxies received will be voted in accordance with the specifications made thereon or, in the absence of any specification, for the election of all of the nominees named herein to serve as directors. Any Proxy given pursuant to this solicitation may be revoked by the person giving it at any time prior to the exercise of the powers conferred thereby by (i) notice in writing or by submitting a later dated proxy to the Company at 290 N.E. 68 Street, Miami, Florida 33138, Attention: President, or (ii) by voting in person at the Meeting.

         Only holders of record of the Company's Common Stock (the "Common Stock") as of the close of business on September 28, 2001 (the "Record Date") are entitled to notice of, and to vote at, the Meeting or any adjournments or postponements thereof for which a new record date is not fixed. As of the close of business on the Record Date, there were issued and outstanding 7,001,250 shares of Common Stock.

         Each share of Common Stock held as of the Record Date is entitled to one vote on each matter to be acted upon at the Meeting. A plurality (that is, the seven persons receiving the most votes) of the votes of the shares present in person or represented by proxy at the Meeting and entitled to vote thereon will be required for the election of directors. Abstentions are considered as shares present and entitled to vote and, therefore, to the extent a vote on any matter requires approval by a majority of shares present in person or by proxy and entitled to vote, abstentions will have the effect of a negative vote thereon. Under Delaware law, shares not voted by brokers (called "broker non-votes") are considered not entitled to vote. Accordingly, broker non-votes will have no effect on the outcome of the vote on any matter. Brokers who are members of the New York Stock Exchange have discretion to vote the shares of their clients that the broker holds of record (in "street name") for its customers with respect to non-contested elections of directors and certain other matters. Brokers are, therefore, expected to vote such shares on the election of director. The presence, in person or represented by proxy, of a majority of the shares entitled to vote at the Meeting will constitute a quorum for the transaction of business at the Meeting. Proxies submitted which contain abstentions or broker non-votes will be deemed present at the Meeting for determining the presence of a quorum.

                         OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         The following table sets forth information, as at September 30, 2001, with respect to the shares of Common Stock that are beneficially owned by (i) any person (including any "group," as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) who is known to the Company to be the beneficial owner of more than five percent of the Company's outstanding Common Stock, (ii) the executive officers of the Company named in the Summary Compensation Table under the caption "Executive Compensation," below, (iii) each director and nominee to serve as a director of the Company and (iv) all executive officers and directors of the Company as a group:

                                       AMOUNT AND
                                       NATURE OF
                                       BENEFICIAL                  PERCENT
         BENEFICIAL OWNER              OWNERSHIP (1)              OF CLASS (2)
         ----------------              -------------              ------------

         William K. Steiner               2,290,977                   32.7%
         290 N.E. 68 Street
         Miami, FL  33138

         Michael S. Steiner               2,260,577                   32.3%
         290 N.E. 68 Street
         Miami, FL  33138

         Venerando J. Indelicato            304,937 (3)                4.4%

         David Blyer                          7,500 (4)                 *

         Lloyd Frank                         44,119 (5)                 *

         Alan M. Grunspan                    16,250 (6)                 *

         Stuart Wagner                       12,500 (7)                 *

         Executive officers and           4,936,860 (8)               70.1%
         directors as a group
         (7 persons)
------------------------

(1) Except as noted in the following footnotes, all beneficially owned shares are owned with sole voting and investment power.

(2)      Asterisk indicates less than one percent.

                                         (FOOTNOTES CONTINUED ON FOLLOWING PAGE)

(3) Includes 163,718 shares (2.3% of the Company's outstanding Common Stock) owned by Mr. Indelicato and his wife as co-trustees under his living trust under which the sole lifetime beneficiary is Mr. Indelicato and 141,219 shares (2.0% of the Company's outstanding Common Stock) owned by Mr. Indelicato and his wife as co-trustees under the living trust of Mr. Indelicato's wife under which the sole lifetime beneficiary is Mr. Indelicato's wife.

(4) Represents shares which are not outstanding but which are subject to issuance upon the exercise of the portion of a stock option that becomes exercisable within 60 days after September 30, 2001.

(5) Includes (a) 21,494 shares owned by Mr. Frank's wife, as to which Mr. Frank disclaims beneficial ownership, and (b) 20,000 shares which are not outstanding but which are subject to issuance upon the exercise of presently exercisable stock options.

(6) Includes 5,000 shares which are not outstanding but which are subject to issuance upon the exercise of the portion of a stock option that becomes exercisable within 60 days after September 30, 2001.

(7) Represents (a) 5,000 shares owned by Mr. Wagner's wife, as to which Mr. Wagner disclaims beneficial ownership, and (b) 7,500 shares which are not outstanding but which are subject to issuance upon the exercise of the portion of a stock option that becomes exercisable within 60 days after September 30, 2001.

(8) Includes (a) 26,494 shares owned by spouses of directors, as to which such directors disclaim beneficial ownership, and (b) 40,000 shares which are not outstanding but which are subject to issuance upon the exercise of the portion of stock options that are presently exercisable or become exercisable within 60 days after September 30, 2001.

                              ELECTION OF DIRECTORS

         Unless otherwise directed, the persons named in the enclosed Proxy intend to cast all votes pursuant to Proxies received for the election of Messrs. Michael S. Steiner, William K. Steiner, Venerando J. Indelicato, David Blyer, Lloyd Frank, Alan M. Grunspan and Stuart Wagner (said persons being hereinafter referred to as the "nominees") as directors upon their nomination at the Meeting. Directors elected at the Meeting will serve until the next Annual Meeting of Stockholders and until their respective successors are elected and qualified. All nominees were elected by stockholders at the Company's 2000 Annual Meeting of Stockholders.

         In the event that any of the nominees should become unavailable to serve as a director for any reason, the holders of the Proxies have discretionary authority to vote for one or more alternate nominees who may be designated by the Board of Directors. The Company believes that all of the nominees are available to serve as directors.

BACKGROUND OF NOMINEES
----------------------

         Michael S. Steiner, 45, has been President and Chief Executive Officer of the Company since the effectiveness of the merger of Steiner-Atlantic Corp. ("Steiner") with and into a subsidiary of the Company on November 1, 1998 (the "Merger") and of Steiner since 1988. Mr. Steiner has been a director of the Company since the effectiveness of the Merger on November 1, 1998.

         William K. Steiner, 71, has been Chairman of the Board of the Company since the effectiveness of the Merger on November 1, 1998 and of Steiner since he founded Steiner in 1960. Mr. Steiner has been a director of the Company since the effectiveness of the Merger on November 1, 1998.

         Venerando J. Indelicato, 68, was President of the Company from December 1967 until the effectiveness of the Merger on November 1, 1998 and since that time has been Treasurer and Chief Financial Officer of the Company. Mr. Indelicato has been a director of the Company since 1966.

         David Blyer, 41, has served as a director of the Company since the effectiveness of the Merger on November 1, 1998. Mr. Blyer has been Chief Executive Officer and President of Vento Software since he co-founded that company in 1994. Vento Software develops software for specialized business application. Before founding Vento Software, Mr. Blyer served as Senior Account Manager of the South Florida and Caribbean regions for Tandem Computers.

         Lloyd Frank, 76, has been a member of the law firm of Jenkens & Gilchrist Parker Chapin LLP since 1977. Mr. Frank has been a director of the Company since 1977. The Company retained Jenkens & Gilchrist Parker Chapin LLP during the Company's last fiscal year and is retaining that firm during the Company's current fiscal year. Mr. Frank is also a director of Park Electrochemical Corp. and Volt Information Sciences, Inc.

         Alan M. Grunspan, 41, has served as a director of the Company since May 1999. Mr. Grunspan has been a member of the law firm of Kaufman Dickstein & Grunspan P.A. since 1991. The Company has retained Kaufman Dickstein & Grunspan P.A. during the Company's last fiscal year and is retaining that firm during the Company's current fiscal year.

         Stuart Wagner, 69, has served as a director of the Company since the effectiveness of the Merger on November 1, 1998. Mr. Wagner has served as a consultant for Diversitech Corp., a manufacturer and distributor of HVAC products, since 1997. From 1975 to 1997, Mr. Wagner was President of Wagner Products Corp., a manufacturer and distributor of HVAC products which he founded.

         Michael S. Steiner is the son of Mr. William K. Steiner. There are no other family relationships among any of the directors and executive officers of the Company. All directors serve until the next annual meeting of stockholders and until the election and qualification of their respective successors. All officers serve at the pleasure of the Board of Directors.

MEETINGS OF THE BOARD OF DIRECTORS

         During the Company's fiscal year ended June 30, 2001, its Board of Directors held four meetings. Each director attended each of the meetings of the Board of Directors and the committees on which he served that were held during that fiscal year.

         The Board of Directors has standing Audit and Compensation Committees. The Board does not have a standing Nominating Committee.

         The Board's Audit Committee consists of David Blyer, Alan M. Grunspan and Stuart Wagner, each of whom meets the independence requirements for audit committee members under the listing standards of the American Stock Exchange, on which the Company's Common Stock is listed. The Audit Committee provides assistance to the Company's Board of Directors in fulfilling the Board's oversight responsibilities. The specific functions and responsibilities of the Audit Committee are set forth in a written charter of the Audit Committee adopted by the Board of Directors, which is attached as Appendix A to this Proxy Statement. The Audit Committee is to review and reassess the Audit Committee Charter annually and recommend any changes to the Board for approval. Under its Charter, the Audit Committee serves as an independent and objective party to monitor the Company's financial reporting process and internal control system; reviews and appraises the audit efforts of the Company's independent auditors; and provides an open avenue of communication among the Company's independent auditors, financial and senior management and the Board. Among other things, the Audit Committee reviews the financial reports and other financial information provided by the Company to any governmental body and the public; the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board may from time to time adopt; and the Company's auditing, accounting and financial reporting processes generally. The Audit Committee also recommends to the Board the selection of the independent auditors for each fiscal year, confirms the independence of the independent auditors and approves the fees and other compensation to be paid to the independent auditors. A report of the Audit Committee appears under the caption "Audit Committee Report," below. The Audit Committee held one meeting during the year ended June 30, 2001.

         The members of the Compensation Committee are David Blyer, Lloyd Frank and Stuart Wagner. This Committee approves salaries of all executive officers, administers (including granting options under) the Company's employee stock option plans, approves changes in retirement plans and reviews the Company's other employee benefit arrangements. The Compensation Committee did not meet during the year ended June 30, 2001.

AUDIT COMMITTEE REPORT

         Management has the primary responsibility for the Company's financial reporting process, including its consolidated financial statements, while the Board is responsible for overseeing the Company's accounting, auditing and financial reporting practices and the Company's independent public accountants have the responsibility for the examination of the Company's annual consolidated financial statements, expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States and issuing a report thereon. In assisting the Board in fulfilling its oversight responsibility with respect to the Company's year ended June 30, 2001, the Audit
Committee:

o Reviewed and discussed the audited consolidated financial statements for the fiscal year ended June 30, 2001 with management and BDO Seidman, LLP ("BDO Seidman") the Company's independent public accountants;

o Discussed with BDO Seidman the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit; and

o Received the written disclosures and the letter from BDO Seidman regarding its independence as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. The Audit Committee also discussed BDO Seidman's independence with BDO Seidman and considered whether the provision of non-audit services rendered by BDO Seidman was compatible with maintaining its independence under Securities and Exchange Commission rules governing the independence of a company's outside auditors (see "Miscellaneous - Auditors").

         Based on the foregoing review and discussions, the Audit Committee recommended to the Board that the Company's audited consolidated financial statements for the fiscal year ended June 30, 2001 be included in the Company's Annual Report on Form 10-KSB filed with the Securities and Exchange Commission for that year.

                                                               Respectfully,

                                                               David Blyer
                                                               Alan M. Grunspan
                                                               Stuart Wagner


                                                   EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth information concerning the compensation of Michael S. Steiner, the Company's only executive officer whose cash compensation exceeded $100,000 during the Company's fiscal year ended June 30, 2001 for services in all capacities to the Company during the Company's 2001 and 2000 fiscal years:

                                                   Long-Term
                           Annual Compensation    Compensation
                           -------------------    ------------
      Name and                                                      All Other
Principal Position         Year         Salary       Options     Compensation(1)
-------------------        ----         ------    -------------  ---------------

Michael S. Steiner         2001      $175,000         --            $   875 (1)
President and Chief        2000       175,000         --                976
     Executive Officer

----------------------
(1) "All Other Compensation" for fiscal 2001 represents the Company's matching contribution in fiscal 2001 for Michael S. Steiner under the Company's Profit Sharing Plan pursuant to Section 401(k) of the Internal Revenue Code of 1986, as amended.

OPTION GRANTS AND EXERCISES IN LAST FISCAL YEAR AND YEAR-END VALUES

         No options were granted to, or exercised by, Michael S. Steiner during the Company's fiscal year ended June 30, 2001 nor were any options held by Mr. Steiner at June 30, 2001.

STANDARD REMUNERATION OF DIRECTORS

         Each non-employee director receives a fee of $5,000 per annum. Directors are also reimbursed for out-of-pocket expenses incurred in connection with performing their duties. In the event that the Board of Directors holds more than four meetings during a fiscal year in addition to its annual meeting held on the date of the Annual Meeting of Stockholders, each director receives $750 for each such additional meeting such director attends.

         Pursuant to the Company's 1994 Non-Employee Director Stock Option Plan, each non-employee director of the Company serving on August 24, 1994 was granted an option to purchase 10,000 shares of the Company's Common Stock and each person who subsequently became or becomes a non-employee director is also granted at the time of election to the Board an option to purchase 10,000 shares of the Company's Common Stock at an exercise price equal to 100% of the fair market value of the Company's Common Stock on the date of grant. Each option is for a term of ten years and vests over a four-year period commencing one year after the date of grant (with vesting credit given for any service on the Board of Directors prior to the date of grant).

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         At June 30, 2000, the Company was owed $86,391 in management fees by an entity controlled by Michael S. Steiner, a principal stockholder, President and Chief Executive Officer and a director of the Company. This amount was non-interest bearing and was due on demand. During the year, the Company recorded a $100,000 allowance for doubtful accounts on the amounts due from such entity. At September 30, 2001, $14,495, net of the allowance for doubtful accounts, was due to the Company from such entity. The Company leases warehouse and office space from William K. Steiner, a principal stockholder, Chairman of the Board of Directors and a director of the Company, under a lease which expires in October 2004. Annual rental under this lease is approximately $83,200. The Company believes that the terms of the lease are comparable to terms that would be obtained from an unaffiliated third party for similar property.

                                  MISCELLANEOUS

AUDITORS

         BDO Seidman, LLP ("BDO Seidman") has acted as the Company's independent auditors since the Company's 1999 fiscal year. The 2001 Annual Report to Stockholders of the Company, including financial statements and report thereon of BDO Seidman, accompanies this Proxy Statement but is not incorporated in and is not to be deemed a part of this Proxy Statement. The Company's Audit Committee has recommended BDO Seidman to act as auditors for the Company during the year ending June 30, 2002. The Board of Directors nevertheless retains the discretion to select different auditors should it then deem it in the Company's interests. Representatives of BDO Seidman are expected to be present at the Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions addressed by stockholders.

         AUDIT FEES

         Aggregate fees billed to the Company by BDO Seidman for its audit of the Company's annual financial statements for the year ended June 30, 2001 and for its reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB filed with the Securities and Exchange Commission for that year totaled $66,500.

         FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         The Company did not engage BDO Seidman to provide advice to the Company regarding financial information systems design and implementation during the fiscal year ended June 30, 2001.

         ALL OTHER FEES

         Fees billed to the Company by BDO Seidman for services rendered during the Company's 2001 fiscal year for all other services rendered to the Company, including tax related services, totaled $12,100.

         In connection with the recently revised standards for independence of a company's independent public accountants promulgated by the Securities and Exchange Commission, the Audit Committee has considered whether the provision of such services is compatible with maintaining the independence of BDO Seidman.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act requires the Company's executive officers and directors, and persons who beneficially own more than 10% of the Company's Common Stock, to file initial reports of ownership, and reports of changes of ownership, of the Company's equity securities with the Securities and Exchange Commission and furnish copies of those reports to the Company. Based solely on a review of the copies of the reports furnished to the Company to date and written representations that no reports were required, the Company believes that all reports required to be filed by such persons with respect to the Company's fiscal year ended June 30, 2001 were timely filed.

STOCKHOLDER PROPOSALS

         From time to time stockholders may present proposals for consideration at a meeting of stockholders which may be proper subjects for inclusion in the Company's proxy statement and form of proxy relating to that meeting. Stockholder proposals intended to be included in the Company's proxy statement and form of proxy relating to the Company's Annual Meeting of Stockholders presently scheduled to be held in November 2002 must be received by the Company at its principal executive offices, 290 N.E. 68 Street, Miami, Florida 33138, by June 14, 2002. Any such proposals, as well as any questions relating thereto, should be directed to the President of the Company. As to any proposals intended to be presented by a stockholder without inclusion in the Company's proxy statement and form of proxy for the Company's next Annual Meeting of Stockholders, the proxies named in the Company's form of proxy for that meeting will be entitled to exercise discretionary authority on that proposal unless the Company receives notice of the matter on or before August 28, 2002. However, even if such notice is timely received, such proxies may nevertheless be entitled to exercise discretionary authority on that matter to the extent permitted by Securities and Exchange Commission regulations.

ADDITIONAL INFORMATION

         The cost of solicitation of Proxies, including the cost of reimbursing banks and brokers for forwarding proxy soliciting material to their principals, will be borne by the Company. Proxies may be solicited without extra compensation by certain officers and regular employees of the Company by mail and, if determined to be necessary, by telephone, telecopy, telegraph or personal interviews.

OTHER MATTERS

         The Board of Directors does not intend to bring before the Meeting any matters other than those specifically described above and knows of no matters other than the foregoing to come before the Meeting. If any other matters or motions properly come before the Meeting, it is the intention of the persons named in the accompanying form of Proxy to vote such Proxy in accordance with their judgment on such matters or motions, including any matters dealing with the conduct of the Meeting.

                                             By Order of the Board of Directors,

                                                           Lloyd Frank,
                                                            Secretary

Dated:  October 12, 2001

                                                                      APPENDIX A
                                                                      ----------

                               DRYCLEAN USA, INC.

                             AUDIT COMMITTEE CHARTER

         I.       PURPOSE

                  The primary function of the Audit Committee is to assist the Board of Directors (the "Board") of DRYCLEAN USA, Inc. (the "Corporation") in fulfilling its oversight responsibilities by reviewing the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board may from time to time adopt; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

o Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

o Review and appraise the audit efforts of the Corporation's independent auditors.

o Provide an open avenue of communication among the independent auditors, financial and senior management and the Board.

         The Audit Committee will fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter and such other activities consistent with this Charter as may from time to time be necessary or appropriate.

         II.      COMPOSITION OF THE AUDIT COMMITTEE


                  Until June 14, 2001, the Audit Committee shall be comprised of two or more members of the Board as determined by the Board. Commencing June 14, 2001, the Audit Committee shall be comprised of three or more members of the Board as determined by the Board. The members of the Audit Committee shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee. For purposes of this Charter, the definition of independent directors will be based on the rules of the American Stock Exchange, Inc. for audit committees, as amended, modified or supplemented from time to time. Commencing June 14, 2001, all members of the Audit Committee must be able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the Audit Committee, and at least one member of the Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in such member's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

                  The members of the Audit Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve at the pleasure of the Board or until their successors shall be duly elected and qualified. Unless a chairman of the Audit Committee (the "Chairman") is elected by the Board, the members of the Committee may designate a Chairman by majority vote of the full Audit Committee membership.

         III.     MEETINGS

                  The Audit Committee shall meet from time to time as called by the Chairman or as requested by the independent auditors. The Audit Committee may ask members of management or others to attend meetings of the Audit Committee and provide pertinent information as necessary. As part of its responsibility to foster open communication, the Audit Committee shall meet at least annually with management and the independent auditors in separate executive sessions to discuss any matters that the Audit Committee or any of these groups believe should be discussed privately. In addition, the Audit Committee or its Chairman shall discuss with management and the independent auditors the Corporation's quarterly financial statements consistent with Section
         IV.3. below. The Audit Committee shall maintain minutes or other records of meetings and activities of the Audit Committee.

         IV.      RESPONSIBILITIES AND DUTIES

                  The duties of the Audit Committee shall include the following:

         Documents/Reports Review
         ------------------------

         1. Review this Charter periodically, but at least annually, and update this Charter as conditions dictate.

         2. Review, prior to its filing or prior to its release, as the case may be, the Corporation's Annual Report to be filed with the Securities and Exchange Commission on Form 10-K or 10-KSB and annual report to stockholders.

         3. Review the Corporation's Quarterly Report to be filed with the Securities and Exchange Commission on Form 10-Q or 10-QSB prior to its filing. The Chairman may represent the entire Audit Committee for purposes of this review.

         4. Review such other reports or other financial information submitted to the Securities and Exchange Commission or the public as the Audit Committee shall deem appropriate. The Chairman may represent the entire Audit Committee for purposes of this review.

         Independent Auditors
         --------------------

         5. Recommend to the Board the selection of the independent auditors for each fiscal year, confirm and assure their independence and approve the fees and other compensation to be paid to the independent auditors. On an annual basis, the Audit Committee should review and discuss with the auditors all significant relationships which affect the auditors' independence and should receive the written statement from the independent auditors required by Independence Standards Board Standard No. 1, as amended, modified or supplemented from time to time.

         6. Recommend to the Board the advisability of having the independent auditors make specified studies and reports as to auditing matters, accounting procedures, tax or other matters.

         7. Review the performance of the independent auditors and approve any proposed discharge of the independent auditors when circumstances warrant.

         8. Periodically consult with the independent auditors out of the presence of management about internal controls and the completeness and accuracy of the Corporation's financial statements.

         Financial Reporting Processes
         -----------------------------

         9. Review with the independent auditors' its opinion about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

         10. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent auditors or management.

         Process Improvement
         -------------------

         11. Establish regular and separate systems of reporting to the Audit Committee by each of management and the independent auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

         12. Following completion of the annual audit, review separately with each of management and the independent auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

         13. Review any significant disagreement among management and the independent auditors in connection with the preparation of any of the Corporation's financial statements.

         14. Review with the independent auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

         Legal Compliance
         ----------------

         15. Review, with the Corporation's counsel, legal compliance matters including corporate securities trading policies.

         16. Review with the Corporation's counsel any legal matter that could have a significant impact on the Corporation's financial statements.

         Other Responsibilities
         ----------------------

                  Perform any other activities consistent with this Charter, and the Corporation's Certificate of Incorporation, By-laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

                               DRYCLEAN USA. INC.

|X| PLEASE MARK VOTES
      AS IN THIS EXAMPLE

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

                    NOVEMBER 9, 2001

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Michael S. Steiner, Venerando J. Indelicato and Lloyd Frank, and each of them, proxies, with full power of substitution, to vote at the Annual Meeting of Stockholders of DRYCLEAN USA, Inc. to be held on Friday, November 9, 2001 (including any adjournments or postponements thereof), according to the number of votes the undersigned might cast and with all powers the undersigned would possess if personally present, upon the matter specified hereon, as more fully described in the accompanying Notice of such meeting and Proxy Statement, receipt of which is hereby acknowledged, and with discretionary power upon such other business as may come before the meeting, hereby revoking any proxies heretofore given.

1)       Election of Directors:

         MICHAEL S. STEINER, WILLIAM K. STEINER,                        FOR     WITH-    FOR ALL
         VENERANDO J. INDELICATO, DAVID BLYER,                                  HOLD     EXCEPT
         LLOYD FRANK, ALAN M. GRUNSPAN AND                              |_|     |_|      |_|
         STUART WAGNER

         INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE
         FOR ANY INDIVIDUAL NOMINEE(S), MARK "FOR ALL
         EXCEPT" AND WRITE THAT NOMINEE'S NAME IN THE
         SPACE PROVIDED BELOW.

                                 ------------------------------
 Please be sure to sign and date          Date
   this Proxy in the box below                                          EACH PROPERLY EXECUTED PROXY
---------------------------------------------------------------  WILL BE VOTED IN ACCORDANCE WITH THE
                                                                 SPECIFICATIONS  MADE  ABOVE.  IF  NO
                                                                 SPECIFICATIONS ARE MADE,  THE SHARES
                                                                 REPRESENTED BY THIS PROXY WILL BE VOTED
      Stockholder sign above     Co-holder(if any) signe above   "FOR" ALL LISTED NOMINEES IN PROPOSAL 1.
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
    Detach above card, sign, date and mail in postage paid envelope provided.

                               DRYCLEAN USA, INC.

--------------------------------------------------------------------------------
     Please sign your name or names exactly as set forth hereon. When stock is in the name of more than one person, each such person should sign the proxy. When signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which you are acting. Proxies executed by corporations should be signed by a duly authorized officer.

     STOCKHOLDERS WHO DESIRE TO HAVE STOCK VOTED AT THE MEETING ARE REQUESTED TO FILL IN, DATE, SIGN AND RETURN THIS PROXY. NO POSTAGE IS REQUIRED IF RETURNED IN THE ENCLOSED ENVELOPE AND MAILED IN THE UNITED STATES.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY
--------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

----------------------------------------
----------------------------------------
----------------------------------------